UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2005

AMPEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20292	13-3667696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Douglas Avenue

Redwood City, California 94063-3117

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:

(650) 367-2011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 7, 2005, Ampex Corporation issued a press release announcing that it intends to file its Form 10-Q for the quarter ended September 30, 2005 with the Commission on November 14, 2005, and to simultaneously issue its third quarter earnings release to the press and post a copy of the earnings release on its website (www.ampex.com). The Company will also hold a conference call on November 14, 2005 to review its third quarter operating results. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release of Ampex Corporation dated November 7, 2005.

[SIGNATURE PAGE FOLLOWS]

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMPEX CORPORATION

By:	/s/ Joel D. Talcott
Joel D. Talcott
Vice President and Secretary

Date: November 7, 2005

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EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release dated November 7, 2005.

*	Filed herewith.

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